LOAN AGREEMENT
                                 --------------


     This Loan Agreement dated effective January 31, 1995, is by and between Bowlins, Incorporated (individually and collectively the "Borrower"), and FIRST SECURITY BANX OF NEW MEXICO, N.A. ("Bank"), a national banking association.

RECITALS.
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     1. Borrower has applied to the Bank for * loan(s) as follows:

        LOAN A. $765,000 Real Estate Loan.

        LOAN B. $35,000 Equipment Loan.

     2. The Bank is willing to make the Loan(s) on the terms and conditions set forth in this Agreement.

     3. The Borrower and the Bank intend and agree to be bound by the terms of this Agreement.

AGREEMENT.
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     In consideration  of the mutual covenants and agreements  contained in this
Agreement and for other good and valuable consideration, the Borrower and the Bank agree:


SECTION 1 - DEFINITIONS.
------------------------

     As used in this Agreement, the following terms shall have the respective meanings indicated:

     1.01 Agreement means this Loan Agreement.

     1.02 Bank means First Security Bank of New Mexico, N.A. and its successors and assigns.

     1.03 Borrower means the undersigned borrower(s) and all successors and assigns.

     1.04 Borrower's Resolutions means, if Borrower is a corporation, the resolutions duly adopted by the Board of Directors of the Borrower authorizing and consenting to the Loan and to the execution and delivery of the Loan Documents. The Borrower's Resolutions may be evidenced by the Resolution in a form acceptable to the Bank.

     1.05 Business Day means a day when the Bank is open for business.

     1.06 Closing Date means effective January 31, 1995.

     1.07 Collateral means all collateral, liens, assignments, mortgages, security interests, and other rights, presently in connection with the Loans, or hereafter, created or signed by or in favor of Borrower to the Bank in order to secure performance and/or repayment of the Loans.

     1.08 Collateral Documents means any and all documents executed by or on behalf of the Borrower, any Guarantor, or any party having any right, title or interest in any Collateral which evidences, grants, creates, assigns, or perfects any interest in the Collateral in favor of Bank.

     1.09 Governmental Authority means the United States of America; the State of New Mexico; any political subdivision of any of the foregoing and any agency, department, commission, board, bureau or instrumentality of any of them which now or hereafter exercises jurisdiction over the Borrower.

     1.10 Guarantor means M. L. Bowlin.

     1.11 Loans means the loans from the Bank to the  Borrower as  described  in
Section 2, evidenced by the Notes and advanced by the Bank pursuant to the terms of this Agreement and the other Loan Documents.

     1.12 Loan Document(s) means this Agreement, the Notes, all Collateral Documents, and all other liens, lien interests, and instruments executed in connection with or as security for the payment of the Loans or for performance of the Borrower's Obligations under this Agreement, or for both such payment and performance and all renewals, extensions, modifications and amendments of any of the foregoing.

     1.13 Loan Fees means the fees charged by the Bank in connection with the Loans, in addition to the expenses described in Paragraph 3.07.

     1.14 Note(s) collectively means the following promissory notes executed and delivered by the Borrower together with all extensions, amendments, modif ications, revisions, replacements, and substitutions thereof permitted by the
Bank:

          (a) $765,000 real estate loan in the form attached as Exhibit 1.14(a); and

          (b) $35,000 equipment loan in the form attached as Exhibit 1.14(b).

     1.15 Obligations means all obligations of the Borrower:

          (a) To pay the principal of, and interest on, each Note and any Renewal Note in accordance with their respective terms, now existing or existing in the future, and to satisfy all of its other liabilities to the Bank whether hereunder or otherwise, whether now existing or hereafter incurred, matured or unmatured, direct or contingent, joint or several, including any extensions, modifications, renewals thereof and substitutions therefor;

          (b) To repay to the Bank all amounts advanced by the Bank hereunder or otherwise on behalf of the Borrower, including, but without limitation, advances for Loan Fees, principal or interest payments to prior secured parties or lienholders, or for taxes or levies; and
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          (c) To reimburse the Bank, on demand,  for all of the Bank's  expenses and costs,  including  the  reasonable  fees and  expenses  of its
              counsel,  in  connection  with  the   administration,   amendment,
              modification   or  enforcement  of  the  Loan  Documents  and  any
              documents evidencing or relating to a Renewal Note, including, without limitation, any proceeding brought or threatened to enforce payment of any of the Obligations.

     1.16 Organizational Documents means:

          (a) If Borrower is a corporation, copies of the current Articles of Incorporation and Bylaws of the Borrower and all amendments, and evidence satisfactory to the Bank that the Borrower is a corporation in good standing in the State of New Mexico; and

          (b) If Borrower is a partnership or other business entity, copies of the organizational documents and evidence satisfactory to the Bank that Borrower is a bona fide business entity.

     1.17 Person means any individual, partnership, corporation or other business entity or organization.

     1.18 Renewal Note means any promissory note executed and delivered by the Borrower to the Bank in connection with a renewal, extension, modification, amendment, revision, replacement or substitution of one or both Notes in accordance with the terms of this Agreement.

SECTION 2 - THE LOANS.
----------------------


     2.01 General Terms.


          (a) LOAN A. The maximum principal amount of Loan A shall be $765,000. The loan shall be:


              *A term loan with no right to borrow repaid principal.


              LOAN  B.  The  maximum   principal  amount  of  Loan  B  shall  be
              $35,000.00. The loan shall be:


              *A term loan with no right to borrow repaid principal.


          (b) Borrower's obligation to repay the Loans shall be evidenced by the Notes, any Renewal Note, and the other Loan Documents, all of which Borrower shall execute and deliver to the Bank before it may receive any Loan proceeds.

          (c) Bank shall not advance on Loan A more than 85% of the current appraised value of the Collateral at any time.
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     2.02  Security  for Payaent and  Performance.  The  Collateral  is given to secure Loan A and B and is and will be used as security for any and all other indebtedness of Borrower to the Bank, whether now existing or hereaf ter arising. Repayment and performance of the Obligations is secured by the Collateral Documents, including, but not limited to the following:

              Loan A. First REM on land and building located at 136 and 150 Louisiana Blvd., N. E. Albuquerque, New Mexico, 87108. Assignment of Leases and Rents.

              Loan B. First lien on all furniture and equipment located at 136 and 150 Louisiana Blvd., N. E., Albuquerque, New Mexico, 87108.

     2.03 Right of Set-off. Collateral includes the Bank's right of setoff against any balance or share belonging to Borrower of any deposit or other account with the Bank, notwithstanding any other security for the Loans.

     2.04 Collateral; Deficiency. All security held by the Bank under the terms of this Agreement and the other Loan Documents shall be available as Collateral for the Loans and may be applied to satisfy the Borrower's Obligations and to otherwise perform its duties and obligations under the Loan Documents. The Borrower shall remain liable for any deficiency remaining after such application.

     2.05 Interest on the Notes. Interest shall accrue at the rate specified in the Notes. The Bank may, at its option, calculate and charge interest as though each payment is made on the payment due date with principal reductions effective as of the date of receipt.

     2.06 Repayment of the Notes. Each Note shall be due and payable on the dates specified in the Note and in accordance with the terms thereof. All payments shall be paid directly to the Bank in immediately available funds. After written notice of default and a 30 day cure period, the Bank may charge any deposit account of Borrower for all or any part of the Obligations due or declared due. The records maintained by the Bank shall be deemed to be evidence of the date of an amount of each payment on the Note and the other Obligations. Payments may be applied to any Note(s) in such amounts and in such order or priority as the Bank deems necessary.

     2.07 Guaranty. The Loan(s) will be guaranteed by the Guarantor(s) named in Paragraph 1.10 in a form acceptable to Bank, to be attached as Exhibit 2.07.

     2.08 Loan Fees. The Borrower shall pay the following Loan Fees:

          Loan A. None.

          Loan B. None.

     2.09 Authorized Persons. Michael Bowlin or C. C. Bess is authorized to make a written or oral request to Bank to advance funds under this Agreement. Any advance made pursuant to such written or oral request is irrebuttable presumed to be made for Borrower's benefit. Bank shall make disbursements on the Loan(s) to Borrower for the account of Borrower unless Borrower directs otherwise in writing.
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SECTION 3 - REPRESENTATIONS AND AFFIRMATIVE COVENANTS.
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     The Borrower represents, warrants, covenants and agrees that:

     3.01 Status. The Borrower is a duly organized and validly existing corporation, partnership or other business entity, in good standing and duly authorized to carry on its business in the State of New Mexico as now conducted and to enter into and perform its obligations under this Agreement and each of the Loan Documents.

     3.02 Maintenance of Status. The Borrower will maintain its existence as a business entity which is duly authorized to do business in the State of New Mexico, will comply with all statutes and rules and regulations applicable to its organization and existence and its business in New Mexico or elsewhere, and will maintain its properties and other assets in good condition.

     3.03 Due Authorization. The execution, delivery and performance by the Borrower of the Loan Documents have been duly authorized by all necessary corporate action by the Borrower and its Board of Directors.

     3.04 Validity and Binding Effect. The Loan Documents have been duly and validly executed, issued and delivered by the Borrower and constitute valid and legally binding obligations of the Borrower, enforceable in accordance with their terms except as may be limited by bankruptcy, insolvency, reorganization or other similar laws related to or affecting enforcement of creditors' rights.

     3.05 Compliance. The execution and delivery by the Borrower of the Loan Documents and compliance by the Borrower with the terms thereof will not violate:

          (a) Any law or regulation, including but not limited to any securities law or regulation;

          (b) Borrower's Organizational Documents; or

          (c) Any other instrument or agreement binding upon the Borrower.

     3.06 Impositions. The Borrower will comply with all legal requirements and will pay all taxes, assessments, governmental charges and other obligations which, if unpaid, might become a lien against the Collateral and the Borrower's other property, except liabilities being contested in good faith and against which, if requested by the Bank, the Borrower will set up reserves to satisfy such obligations as they become due.

     3.07 Expenses and Loan Fees. The Borrower will pay any and all fees, costs and expenses, of whatever kind and nature, including but not limited to attorneys' fees, title insurance premiums, surveys, environmental audits, appraisal fees, recording fees, and filing fees, incurred by Bank in connection with the origination of the two subject loans (whether or not the Loans are advanced) and all shall be borne and paid by Borrower on demand by Bank and until so paid constitute part of the Obligations of Borrower secured by the Loan Documents and the Collateral, and shall accrue interest at the Note rate or, if applicable, at the default rate. Borrower hereby authorizes Bank to
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
make advances on the Loan (s) , if available, to pay such costs and expenses if Bank, in its sole discretion, chooses to do so.

     3.08 Accuracy of Representations. No certificate, statement, document, financial or other information delivered by or on behalf of Borrower to the Bank in connection herewith or in connection with the Loans contains any untrue statement of a material fact or fails to state any material fact necessary to keep such information from being misleading. Borrower represents and warrants all financial and other information hereafter furnished to the Bank will be materially accurate and complete and acknowledges that such information will be submitted to the Bank with the intent that the Bank will rely upon such information.

     3.09 Financial and Other Information. The Borrower shall deliver to the Bank the following financial and other information:

          (a) Financial Statements.

              Within one hundred twenty (120) days after the end of each fiscal year, annual financial statements acceptable to the Bank, including balance sheet, statement of income, notes thereto, and any other financial information reasonably requested by Bank. The statements shall be audited (Initial;

          (b) Semi-annual Information.

              Within sixty (60) days after the end of the second fiscal quarter, Borrower's internally prepared balance sheet and statement of income. Such internally prepared information shall be prepared and conform with generally accepted accounting principles, consistently applied, with certification that such information is materially true, accurate, and complete to the best knowledge of the person preparing such information and the President of Borrower.

          (c) Financial Information on Guarantors.

              Borrower shall obtain and furnish annually, in form acceptable to the Bank, a financial statement of each Guarantor. Additionally, Borrower shall furnish to the Bank annually the individual federal income tax return, with all schedules, of each Guarantor.

          (d) Additional Information.

              Borrower shall provide such additional financial and other information about the Borrower and its business activities, and any other guarantor which the Bank shall reasonably require during the term of these Loans.

     3.10 Collateral Title, Liens. Borrower shall, at its own expense, take any and all actions necessary to remove any encumbrances or clouds upon title to the Collateral, except those agreed to in writing by the Bank; and Borrower shall keep the Collateral free and clear of such encumbrances or clouds upon title, except those agreed to in writing by the Bank.
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
     3.11 Solvency. The Borrower is solvent, and there are no proceedings pending or threatened against it which could materially adversely affect its financial condition or its ability to timely perform all Obligations, nor are there any governmental or any judicial proceedings of any kind pending or threatened against it except as disclosed to the Bank in writing prior to closing.

     3.12 Collateral Free and Clear. The Collateral is free and clear of any adverse liens, restrictions or limitations including any restriction from transfer except those that have been disclosed to the Bank in writing prior to closing.

     3.13 Notice to Bank of Adverse Claims. The Borrower will promptly notify the Bank of:

          (a) Any litigation or any claim or controversy which might be the subject of litigation against the Borrower affecting any of the Collateral, if such litigation or potential litigation might, in the event of an unfavorable outcome, have a material adverse effect on such entity's financial condition or on the Bank's lien or security interest in the Collateral or might cause an Event of Default;

          (b) Any material adverse change in the financial condition or business of the Borrower;

          (c) Any  other  matter  which in the  opinion  of the  Borrower  might
              materially   adversely  affect  the  financial  condition  of  the
              Borrower; and/or

          (d) The occurrence of any Event of Default.

     3.14 Limitations on Borrower; Prohibitions. During the term of the Loans, including the term of any Renewal Note:

          (a) Borrower will notify the Bank in writing of any change in the offices of the President,, or any other executive officer of Borrower, within three (3) business days following the date of any such change.


     3.15 Records. The Borrower will keep accurate records, in accordance with generally accepted accounting principles, of all its transactions so that at any time, and from time to time, its true and complete financial condition may be readily determined and, at the Bank's reasonable request, make such records available for the Bank's inspection and permit the Bank to make and retain copies thereof.

     3.16 Payment of Wages. The Borrower shall pay all wages and payroll taxes (federal, state and local) as they become due and shall comply with all applicable federal, state and local labor laws.

     3.17 Further Assurances. Throughout the term of the Loans, Borrower and any guarantor shall take whatever action is deemed by the Bank to be necessary to preserve and/or protect the Banks lien on the Collateral, including, without limitation, executing additional documents.

     3.18 No Assignment. Neither the Loans or the proceeds nor the


Borrower's rights under the Loan Documents may be assigned by the Borrower without the Bank's prior written consent. Any such assignment without such consent shall be void.


SECTION 4 - CLOSING CONDITIONS.
-------------------------------


     4.01 Conditions Precedent to Closing. The Bank shall not be obligated to close the Loans unless all of the following conditions shall be satisfied at the time of such advance, or current compliance with such condition shall have been waived in writing by the Bank and unless all warranties were substantially true, correct and accurate at the time made and remain so through closing;

          (a) The Loan Documents and Other Items. The Bank shall have received original, properly executed Loan Documents and other documents or items, including:

              (1) This Agreement;

              (2) The Note(s);

              (3) The Collateral Documents described in Section 2.02;

              (4) The Guaranty(s).

          (b) No Default. There shall be no Event of Default under any Loan Document.

          (c) No Potential Default. No event shall have occurred which, with notice or lapse of time or both, would constitute an Event of Default under any Loan Document, unless such potential default shall have been cured to the satisfaction of Bank prior to the ripening of such potential default into actual default.

          (d) Fulfillment of Conditions. The Borrower shall have satisfied all conditions for the advance and the Borrower shall be in current compliance with all of its covenants, agreements and obligations under any Loan Document.

SECTION 5 - DEFAULT AND REMEDIES.
---------------------------------


     5.01 Events of Default. The occurrence, whether voluntary or involuntary or arising by operation of law, or as a result of a judicial or governmental action or otherwise, of any Event of Default, as defined in the Notes, including any Renewal Note, any Collateral Documents or the failure to observe or perform any duty, obligation, warranty, requirement, condition, limitation, or restriction in this Agreement, any Note, or any event of default under any other indenture, Agreement, or undertaking between the Borrower and the Bank or between the Borrower and any lender other than the Bank, shall constitute an Event of Default under this Agreement.
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
If any payment required by these Notes is not made within ten (10) days of written notice, or if any non-mandatory default as described in any security agreement, assignment, pledge agreement, real estate mortgage, or assignment of rents or leases which provide security for the loans is not cured within thirty
(30) days of written notice, the unpaid balance of these Notes, and any other liabilities of the maker to the holder, direct or indirect, absolute or contingent, now or heretofore existing or hereafter arising (all hereinafter called "Obligations") shall become immediately due and payable at the option of the holder, without notice or demand. Written notice shall be by certified mail and shall be deemed received when deposited, postage prepaid, in the United States mail.

SECTION 6 - MISCELLANEOUS.
--------------------------

     6.01 Execution and Form of Documents. Each written instrument required by this Agreement or any of the other Loan Documents to be furnished to the Bank shall be duly executed by the person or persons specified (or where no particular person is specified, by such person as the Bank shall require), duly acknowledged where required by the Bank and, in the case of affidavits and similar sworn instruments, duly sworn to and subscribed before a notary public duly authorized to act in the premises by Governmental Authority; shall be furnished to the Bank in one or more copies as required by the Bank; shall be in such form and of such substance as shall be effective, in the judgment of the Bank, to accomplish the results intended by such instrument; and shall in all respects be in form and substance satisfactory to the Bank and to its legal counsel.

     6.02 Form of Evidence of Facts. Where evidence of the existence or nonexistence of any fact is required by this Agreement or any of the other Loan Documents to be furnished to the Bank, such evidence shall in all respects be in form and substance satisfactory to the Bank, and the duty to furnish such evidence shall not be considered satisfied until the Bank shall have acknowledged, in writing, that it is satisfied; provided that, if the Bank fails to so acknowledge within sixty (60) days after receipt of such evidence, it shall be deemed to be satisfied.

     6.03 Severability. If any item, term or provision contained in the Loan Documents is in conf lict, or may hereafter be held to be in conflict with the laws of the United States or the State of New Mexico, as applicable, or any political subdivision of any of them, then only the documents containing such provision shall be affected and it shall be affected only as to such particular item, term or provision and shall in all other respects remain in full force and effect.

     6.04 No Waiver. No course of dealing between the Bank and the Borrower or any guarantor, or any delay on the part of the Bank in exercising any rights hereunder or under the Loan Documents shall operate as a waiver of any rights of the Bank, except to the extent, if any, expressly waived in writing by the Bank.

     6.05 Survival. All covenants, agreements, representations and warranties made by the Borrower in the Loan Documents and in any certificates or other documents or instruments delivered pursuant to this Agreement shall survive the making by the Bank of the Loans and the execution and delivery of the Loan Documents, and shall continue in full force and effect until the Obligations are paid in full.
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
     6.06 Notices. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by hand delivery, facsimile transmission, delivery by commercial courier or by depositing the same in the United States Mail (certified), postage prepaid, addressed to the respective parties as follows:

If to the Borrower:   Bowlins, Incorporated
                      150 Louisiana Blvd., N. E.
                      Albuquerque, New Mexico 87108
                      Attention:  Michael L. Bowlin, President


If to the Bank:       First Security Bank of New Mexico, N.A.
                      Post Office Box 1305
                      Albuquerque, New Mexico 87103-1305
                      Attention:  James J. Bertram, Vice President

     6.08 Modification. This Agreement shall not be changed orally or by course of conduct or dealing but shall be changed only by agreement in writing signed by all parties hereto.

     6.09 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which, when so executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.

     6.10 Binding Effect. This Agreement shall be binding upon the Bank, the Borrower and its successors, assigns, heirs and personal representatives.

     6.11 No Partnership or Joint Venture. Notwithstanding anything to the contrary in the Loan Documents, and notwithstanding any action the Bank takes pursuant to the Loan Documents, the Bank and the Borrower shall not be deemed to be engaged in a partnership or joint venture, nor shall the Bank be deemed to be an agent or principal of the Borrower.

     6.12 Assignment by the Bank. The Loan Documents,, and the Loans contemplated thereby, may be placed, participated, assigned and/or serviced by the Bank and/or its successors and assigns, and in connection with any of the foregoing, the Bank may receive servicing, brokerage or other fees. Any such placement, participation, assignment or servicing shall be at the Bank's sole option; and the Bank and its successors and assigns shall have no obligations to disclose to the Borrower the receipt, or contemplated receipt, of any such fees, nor shall the Borrower have any claim or right to the same.

     6.13 Relation to Other Documents. The provisions of this Agreement are not intended to supersede the provisions of the other Loan Documents, but should be construed as supplemental thereto. However, except as specifically provided herein, if there is any inconsistency between the provisions of this Agreement and the other Loan Documents, it is intended that this Agreement shall be controlling.

     6.14 Jurisdiction. Borrower hereby irrevocably agrees that any legal action or proceedings against the Borrower with respect to this Agreement may be brought in the courts of the State of New Mexico or in the U.S. District Court for the District of New Mexico. Borrower hereby consents and attorns to the jurisdiction of such courts and further
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
consents to the personal jurisdiction of any court located within Bernalillo County, New Mexico, with respect to any lawsuit to enforce the obligations of Borrower under this Agreement. This provision shall not limit the right of the Bank to bring such action or proceedings against the Borrower in the courts of such other states or jurisdictions where the Borrower may be subject to jurisdiction.

     6.15 Governing Law. This Agreement and the Loan Documents have been negotiated, executed and delivered solely within the State of New Mexico. The rights and obligations of the parties under this Agreement and under each of the Loan Documents shall be governed by and construed and interpreted in accordance with the laws of the State of New Mexico.

     6.16 18 U.S.C S1014. Borrower represents and warrants that it is aware of and, through duly authorized officers and/or directors, has read and understand the provisions of 18 U.S.C. 1014 which provide generally:

                Whoever knowingly makes any false statement or report, or willfully overvalues any land, property or security, for the purpose of influencing in any way, the action of... any institution the accounts of which are insured by the Federal Deposit Insurance corporation... upon any application, advance, discount, purchase, purchase agreement, repurchase agreement, commitment, or loan, or any change or extension of any of the same, by renewal, deferment of action or otherwise, or the acceptance, release, or substitution of security therefor, shall be fined not more than $1,000,000 or imprisoned not more than 30 years or both.

     6.17 N.M.S.A. S58-6-5. Borrower represents and warrants that it is aware of and through its duly authorized officers and/or authorized representatives, has read and understands the provisions of N.M.S.A. S58-6-5 which provides:

                "A contract, promise or commitment to loan money or to grant, extend or renew credit or any modification thereof, in an amount greater than twenty-five thousand dollars ($25,000), not primarily for personal, family or household purposes, made by a financial institution shall not be enforceable unless in writing and signed by the party to be charged or that party's authorized representative...."

     6.18 Indemnity. Borrower hereby agrees to indemnify and hold harmless Bank, its directors, officers and employees from any and all liability, expense, costs, charges or assessments, including attorneys' fees and expenses, with respect to hazardous or toxic substances or waste handling, disposal, storage, repairs or cleanup, whether incurred or imposed pursuant to local, state or federal law. Borrower also agrees to indemnify and hold harmless Bank, its directors, officers and employees from and against any and all liability, expense, damage, demands, claims and lawsuits, including attorneys' fees and expenses, arising out of this Agreement or the other Loan Document(s) or in connection therewith, unless arising from Bank's willful misconduct.

         This Agreement was executed on the dates indicated; it is effective as of January 31, 1995.

BANK:                    FIRST SECURITY BANK OF NEW MEXICO, N.A.
----

                         By: /s/ James J. Bertram
                            ---------------------------------------
                             James J. Bertram, Vice President

Executed on:             1-30-95
             --------------------------------



BORROWER:                BOWLINS, INCORPORATED
--------

                         By: /s/ M. L. Bowlin
                            ---------------------------------------
                              M. L. Bowlin, President

Executed on:             1-30-95
             --------------------------------


GUARANTOR:               /s/ M. L. Bowlin
                         ---------------------------------------
                             M. L. Bowlin

Executed on:             1-30-95
             --------------------------------

                                                               Exhibit 1. 14 (a)
                                                                   (Page 1 of 2)

                               FIRST SECURITY BANK
                                 Promissory Note


$765,000.00                                              January 31 1995
                                                         Albuquerque, New Mexico


         FOR VALUE RECEIVED, BOWLINS, INCORPORATED ("Maker") promises to pay to the order of FIRST SECURITY BANK, at its offices in Albuquerque, New Mexico Seven Hundred Sixty Five Thousand Dollars ($765,000.00), plus interest, payable in monthly payments beginning February 28, 1995 and continuing on the last day of each month thereafter through December 29, 1999. Monthly payments shall be Six Thousand Eight Hundred Eighty Three Dollars ($6,883.00) for the first twelve
(12) months and adjusted annually thereafter at the January payment based on an initial 20-year amortization. The entire balance, including all principal and accrued interest shall be due and payable in full January 29, 2000.

         This loan bears interest from the date hereof until maturity at a floating rate equal to First Security Bank's prime plus 1/2% per annum, with adjustments in the rate to be made on the same day as each change in the rate.

         First Security Bank's "prime rate" is its announced rate of interest used as a reference point from which it may calculate the cost of credit to customers. It is subject to change from time to time. First security Bank may make loans bearing interest above, at, or below its prime rate. Interest will be calculated on the basis of a 360-day year. The Bank may, at its option, calculate and charge interest as though each payment is made on the payment due date with principal reductions effective as of the day of receipt. If the rate of interest to be charged by the Bank hereunder is tied to or based on a rate of interest announced or published by a party other than the Bank (the "Index") and such party ceases to announce or publish the Index, the Bank, by notice to maker, may substitute for the Index a rate of interest established from time to time by a commercial bank located in New York, New York whose interest rate has historically been comparable to the Index. If the maturity date of this Note is stated to be due on a Saturday, Sunday, or a public holiday, or the equivalent for banks generally under the laws of the State of New Mexico, the maturity date shall be the next succeeding day the Bank is open for business, and such extension of time shall in such case be included in the computation of the payment of interest. In the event of default in payment at the time due, or in the event of acceleration, the unpaid balance shall bear interest at the Prime Rate, plus 5%. The makers, endorsers, and sureties hereof hereby severally waive protest, presentment demand, and notice of protest and non-payment in case this Note (or any payment due hereunder) is not paid when due, and they agree to any renewal of this Note or to

                                                               Exhibit 1. 14 (a)
                                                                   (Page 2 of 2)

any extension, acceleration, or postponement of the time of payment, or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any party or person primarily or secondarily liable without prejudice to the holder or notice to makers, endorsers, and sureties.

         If this Note is payable in more than one payment, a late charge of $15.00 will be charged for any payment which is not paid within 10 days of its due date.

         If any payment required by this Note is not made within ten (10) days of written notice, or if any non-mandatory default as described in any security agreement, assignment, pledge agreement, real estate mortgage, or assignment of rents or leases which provide security for this loan is not cured within thirty
(30) days of written notice, the unpaid balance of this Note, and any other liabilities of the makers to the holder, direct or indirect, absolute or contingent, now or heretofore existing or hereafter arising (all hereinafter called "Obligations") shall become immediately due and payable at the option of the holder, without notice or demand. Written notice shall be by certified mail and shall be deemed received when deposited, postage prepaid, in the United States mail. The undersigned will pay on demand all costs of collection, including reasonable costs and attorneys' fees incurred or paid by the holder in attempting to enforce payment of this Note.

         Any deposits and checking, savings, or any other types of accounts or other sums at any time credited by or due from the holder to any maker, endorser, or surety hereof and any securities or other property of any maker, endorser, or surety hereof in the possession of the holder may at all times be held and treated as collateral security for the payment of any and all obligations. The holder may, without notice to the makers, endorsers and sureties, apply or set off such deposits or other sums against such Obligations at any time when due and payable even if due only by reason of acceleration regardless of any security for this loan.

MAKER:                         BOWLINS, INCORPORATED
-----

                               By:______________________________
                                  Michael L. Bowlin

                                                               Exhibit 1. 14 (b)
                                                                   (Page 1 of 2)

                               FIRST SECURITY BANK
                                 Promissory Note


$35,000.00                                               January 31, 1995
                                                         Albuquerque, Now Mexico


         FOR VALUE RECEIVED, BOWLINS, INCORPORATED ("Maker") promises to pay to the order of FIRST SECURITY BANK, at its offices in Albuquerque, New Mexico Thirty Five Thousand Dollars ($35,000.00), plus interest, payable in monthly payments beginning February 28, 1995 and continuing on the last day of each month thereafter through December 29, 2001. Monthly payments shall be Five Hundred Sixty Three Dollars ($563.00) for the first twelve (12) months and adjusted annually thereafter at the January payment based on a seven (7) year amortization. The entire balance, including all principal and accrued interest shall be due and payable in full January 29, 2002.

         This loan bears interest from the date hereof until maturity at a floating rate equal to First Security Bank's prime plus 1/2% per annum, with adjustments in the rate to be made on the same day as each change in the rate.

         First Security Bank's "prime rate" is its announced rate of interest used as a reference point from which it may calculate the cost of credit to customers. It is subject to change from time to time. First Security Bank may make loans bearing interest above, at, or below its prime rate. Interest will be calculated on the basis of a 360-day year. The Bank may, at its option, calculate and charge interest as though each payment is made on the payment due date with principal reductions effective as of the day of receipt. If the rate of interest to be charged by the Bank hereunder is tied to or based on a rate of interest announced or published by a party other than the Bank (the "Index") and such party ceases to announce or publish the Index, the Bank, by notice to maker, may substitute for the Index a rate of interest established from time to time by a commercial bank located in New York, New York whose interest rate has historically been comparable to the Index. If the maturity date of this Note is stated to be due on a Saturday, Sunday, or a public holiday, or the equivalent for banks generally under the laws of the State of New Mexico, the maturity date shall be the next succeeding day the Bank is open for business, and such extension of time shall in such case be included in the computation of the payment of interest. In the event of default in payment at the time due, or in the event of acceleration, the unpaid balance shall bear interest at the Prime Rate, plus 5%. The makers, endorsers, and sureties hereof hereby severally waive protest, presentment, demand, and notice of protest and non-payment in case this Note (or any payment due hereunder) is not paid when due, and they agree to any renewal of this Note or to

                                                               Exhibit 1. 14 (b)
                                                                   (Page 2 of 2)

any extension, acceleration, or postponement Of the time of payment, or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any party or person primarily or secondarily liable without prejudice to the holder or notice to makers, endorsers, and sureties.

         If this Note is payable in more than one payment, a late charge of $15.00 will be charged for any payment which is not paid within 10 days of its due date.

         If any payment required by this Note is not made within ton (10) days of written notice, or if any non-mandatory default as described in any security agreement, assignment, pledge agreement, real estate mortgage, or assignment of rents or leases which provide security for this loan is not cured within thirty
(30) days of written notice, the unpaid balance of this Note, and any other liabilities of the makers to the holder, direct or indirect, absolute or contingent, now or heretofore existing or hereafter arising (all hereinafter called "Obligations") shall become immediately due and payable at the option of the holder, without notice or demand. Written notice shall be by certified mail and shall be deemed received when deposited, postage prepaid, in the United States mail. The undersigned will pay on demand all costs of collection, including reasonable costs and attorneys' fees incurred or paid by the holder in attempting to enforce payment of this Note.

         Any deposits and checking, savings, or any other types of accounts or other sums at any time credited by or due f rom the holder to any maker, endorser, or surety hereof and any securities or other property of any maker, endorser, or surety hereof in the possession of the holder may at all times be held and treated as collateral security for the payment of any and all obligations. The holder may, without notice to the makers, endorsers and sureties, apply or set off such deposits or other sums against such Obligations at any time when due and payable even if due only by reason of acceleration regardless of any security for this loan.

MAKER:                         BOWLINS, INCORPORATED
-----

                                                    By:_________________________
                                                       Michael L. Bowlin
                                        2